G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

                                                                  April 15, 1999

Dear Shareholders:

We are pleased to provide this semi-annual report for the Global Partners Income Fund Inc. ('Fund') as of February 26, 1999. Included within this report is an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high yield market, a listing of the Fund's investments as of February 26 1999, and financial statements for the six months ended February 26, 1999.

During the six months ended February 26, 1999, the net asset value of the Fund increased from $9.76 per share at August 28, 1998 to $10.85 per share at February 26, 1999. In addition, income dividends totalling $0.96075 were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on net asset value for this six month time frame was 21.61%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ('EMBI+'), a standard measure of return for the emerging markets debt market, returned 17.86% and the Salomon Smith Barney High Yield Market Index was up 5.45%. The Fund's outperformance was the result of several factors which we will highlight below.

EMERGING MARKET DEBT SECURITIES

During the six months ended February 26, 1999, the emerging markets debt market posted one of the more spectacular six-month performance advances we have seen in years. Coming after an abysmal August 1998 when Russian defaults and hedge fund liquidations caused the market to suffer its worst monthly decline since its inception, the emerging debt market rebounded sharply to post returns in excess of 5% for 3 out of the 6 months during the period.

The initial rebound was caused by a decision by the Federal Reserve Board ('Fed') to increase liquidity in the financial markets with a Federal Funds rate cut of 25 basis points in September, October and November. This liquidity boost caused the general bond market to firm and caused skittish investors to begin migrating back into high yielding assets that held some risk. This marginal appetite for yield caused incremental demand for the debt of most emerging market countries, which began the period yielding above 20%. This demand, when combined with a lack of sell pressure from the recently liquidated hedge fund community, sustained the rally and caused the market to appreciate more than 23% over this three month time frame.

While we were not completely convinced, at the end of August, that the emerging markets debt market was headed straight up over the next three months, we were confident in our conviction that the worst of the selling pressure was over and we were very near the bottom. Our conviction, for the most part, was based on experience we had gained during similar events in past years. These included the high yield market decline during 1990, the decline due to the 1994 global bond market implosion, and the decline suffered during the first quarter of 1995 as a result of the devaluation of the Mexican Peso. While each event is unique unto itself, many similarities exist. One of the similarities is that markets generally overshoot on the downside and if you are vigilant in your analysis, value can be found. Another similarity is that history teaches us that you can never pick the exact market bottom but if you panic and remain in cash when you

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

believe the market offers compelling value, you miss the initial upside and, in turn, a significant portion of the return.

Accordingly, at the beginning of September, after concluding that the selling pressure was nearing an end and the market was offering significant value under a host of scenarios, we reinvested the Fund's cash into the market and were able to capitalize on the upside.

As the market headed into December, our worries about a mounting domestic debt problem in Brazil caused us to scale back our market exposure to Brazil and neighbouring Argentina. Concern lay in our belief that the escalation of debt, caused by the combination of lofty real interest rates and very high domestic debt, would be unsustainable and the government would be forced to act. Notwithstanding the November announcement of a new IMF aide package for Brazil meant to avert a currency crisis, we believed the country was experiencing a capital flight and domestic debt trap that would end in devaluation. We felt that repositioning the assets into the debt of higher quality countries that did not have a financing need for the foreseeable future and had not fully recovered from the August decline, was prudent. These countries included Panama, Peru, and Morocco. In addition, we repositioned some of the assets into Venezuelan securities that we believed were oversold due to concerns that Presidential frontrunner Hugo Chavez would announce market unfriendly reforms shortly after his early December victory. Our analysis of the political environment at the time led us to believe that Chavez's rhetoric would be more political in nature and that his desire to radically change the economic climate was minimal.

This repositioning aided the Fund during the month of December as further pressure on Brazil caused a 2.5% decline in the market while Venezuela rallied 11.81% as President elect Chavez proposed more pro-market reforms.

During January and February, Brazil's devaluation contributed to a 2.32% decline in the market and reinforced our earlier decision to remain underweight the credit. Also, during this period, Ecuador, an underweight, suffered an 11.31% decline as the government was forced to devalue its currency amid mounting political troubles and capital flight.

While we were happy with our asset allocation and market timing decisions during the period, the performance of the Fund continued to be buffeted by our decision to marginally overweight US dollar denominated Eurobonds from Russia. As we mentioned in our last review, our original decision to invest in Russia was predicated on our belief that the country's debt burden was very manageable and its history of timely debt service during prior economic troubles would remain unscathed. While we have not experienced default in our Eurobonds, and the yield on these instruments is substantial, the lack of any meaningful demand for the bonds caused the debt to trade down during the quarter. Subsequent to the end of the period, we revisited the government in Moscow to further evaluate the situation. While we left the country reasonably certain that Eurobonds would be serviced, we are of the opinion that other securities, primarily debt inherited from the former Soviet Union, will be restructured and ensuingly cause continued volatility in our position.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

OUTLOOK

We remain optimistic with the prospects for continued strength in the emerging debt market. Asia looks as if economic growth will turn positive this year. This should help global demand for emerging market exports. We are also encouraged by Brazil's ability to capture the positive effects of the devaluation, mainly export competitiveness and lower interest rates, without capturing too many of the negatives. In addition, commodity price gains appear to be sticking. This should significantly improve government revenues for most countries, as they are net commodity exporters. This combination of events should help drive yields considerably below their current level which is above 14%.

U.S. HIGH-YIELD SECURITIES

During the six-month period ended February 26, 1999, the U.S. high yield market was also impacted by the distress in the world financial markets ensuing from the Russian crisis. This volatility was vividly illustrated in August, when the market declined 6.70%, the worst monthly performance since the inception of the Salomon Smith Barney High Yield Market Index in 1989. In addition, spreads widened nearly 220 basis points during the month, going from 374 to 590 basis points over the 10-Year Treasury on July 31st and August 31st, respectively.

In the final months of 1998, the Fed lowered its short-term lending rate by 25 basis points on three separate occasions, resulting in a recovery for the high yield market. The Fed's intervention successfully restored liquidity and confidence in the market. The shift in market sentiment brought investors back to high yielding assets, pouring over $5 billion back into high yield mutual funds during November -- an all time record monthly inflow. At the end of the year, the high yield universe was represented by approximately 2,000 issuers and over $480 billion in outstanding debt, having more than doubled from ten years ago.

For the six months ended February 26, 1999, investors in the high yield market favored the higher credit quality tiers, with BB-issues, B-issues and CCC-issues returning 8.09%, 4.47% and 1.23%, respectively. The strongest outperforming industries during the period included Cable & Media, Aerospace, Utilities and Automotive. The worst of the underperformers included Energy, Consumer Products, Textile/Apparel and Financials.

For the remainder of 1999, we expect slower, yet still robust economic growth in the U.S. We believe the Fed will continue to be cautiously proactive in addressing the market's liquidity and stability. We will continue to carefully evaluate and select investments consistent with our research investment philosophy. We remain confident that the Fund is well-positioned and generously diversified among sectors and issuers. While we expect volatility to continue in the global high yield markets, one should not lose sight of the opportunities offered by current spread levels and this dynamic environment.

In a continuing effort to provide timely information concerning Global Partners Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 am to 6:00 pm EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your GDF

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

                               *       *       *

Sincerely,

/s/ Heath B. McLendon                                    /s/ William D. Cvengros
Heath B. McLendon                                        William D. Cvengros
Chairman and President                                   Co-Chairman of the Board

/s/ Peter J. Wilby
Peter J. Wilby
Executive Vice President

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Schedule of Investments (unaudited)
February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Corporate Bonds -- 43.7%

Basic Industries -- 5.4%

$ 1,500,000   APP International Finance, 11.750% due 10/1/05(a)...........................   $    997,500
  2,000,000   Berry Plastics, 12.250% due 4/15/04(a)......................................      2,097,500
  1,500,000   Envirosource Inc., 9.750% due 6/15/03(a)....................................      1,301,250
  1,000,000   Equistar Chemicals L.P., 8.750% due 2/15/09(b)..............................      1,015,000
  1,000,000   Glencore Nickel, 9.000% due 12/1/14(a)......................................        861,250
  2,000,000   PCI Chemicals Canada Inc., 9.250% due 10/15/07(a)...........................      1,425,000
  1,500,000   P&L Coal Holdings Corp., Series B, 8.875% due 5/15/08.......................      1,554,375
  2,000,000   Radnor Holdings, 10.000% due 12/1/03(a).....................................      2,070,000
  1,000,000   Tekni-Plex Inc., 11.250% due 4/1/07(a)......................................      1,100,000
                                                                                             ------------
                                                                                               12,421,875
                                                                                             ------------
Consumer Cyclicals -- 1.3%

  2,000,000   Cole National Group, 8.625% due 8/15/07(a)..................................      1,970,000
  1,000,000   HMH Properties, Inc., Series C, 8.450% due 12/1/08..........................        992,500
                                                                                             ------------
                                                                                                2,962,500
                                                                                             ------------
Consumer Non-Cyclicals -- 9.6%

  1,000,000   B&G Foods Inc., 9.625% due 8/1/07(a)........................................        965,000
  2,000,000   Carr-Gottstein Foods Co., 12.000% due 11/15/05(a)...........................      2,280,000
  2,000,000   CFP Holdings Inc., 11.625% due 1/15/04(a)...................................      1,670,000
  1,000,000   Dade International Inc., 11.125% due 5/1/06(a)..............................      1,108,750
  1,250,000   Harrahs Operating Co., Inc., 7.875% due 12/15/05............................      1,250,000
  1,461,000   Hines Horticulture, 11.750% due 10/15/05(a).................................      1,585,185
  1,500,000   Horseshoe Gaming, 9.375% due 6/15/07(a).....................................      1,530,000
  1,000,000   Imperial Holly Corp., 9.750% due 12/15/07(a)................................      1,015,000
  1,000,000   Jitney-Jungle Stores, 12.000% due 3/1/06....................................      1,110,000
  1,900,000   North Atlantic Trading, 11.000% due 6/15/04(a)..............................      1,945,125
  2,000,000   Park Place Entertainment, 7.875% due 12/15/05(b)............................      1,965,000
  2,250,000   Revlon Worldwide, zero coupon due 3/15/01(a)................................      1,254,375
    900,000   SC International Services, 9.250% due 9/1/07(a).............................        911,250
  1,000,000   Shop Vac Corp., 10.625% due 9/1/03(a).......................................      1,091,250
  1,550,000   Stroh Brewery, 11.100% due 7/1/06(a)........................................      1,315,563
    946,000   Waterford Gaming LLC, 12.750% due 11/15/03(a)...............................      1,064,250
                                                                                             ------------
                                                                                               22,060,748
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Energy -- 1.5%

$ 1,000,000   Dailey International Inc., 9.500% due 2/15/08(a)............................   $    501,250
  1,000,000   Magnum Hunter, 10.000% due 6/1/07...........................................        820,000
    500,000   TransAmerican Energy, 11.500% due 6/15/02...................................        150,000
  2,000,000   TransAmerican Energy, zero coupon until 6/15/99 (13.000% thereafter) due
                6/15/02(a)................................................................        600,000
  2,000,000   United Refining, 10.750% due 6/15/07(a).....................................      1,390,000
                                                                                             ------------
                                                                                                3,461,250
                                                                                             ------------
Financial -- 2.5%

  1,000,000   Airplanes Pass Through Trust, 10.875% due 3/15/19(a)........................      1,012,500
  1,000,000   Contifinancial Corp., 7.500% due 3/15/02....................................        650,000
  1,000,000   Contifinancial Corp., 8.125% due 4/1/08.....................................        640,000
  2,000,000   Morgan Stanley Aircraft Finance, Series 1A, Class D1, 8.700% due
                3/15/23(a)(b).............................................................      1,900,000
  1,500,000   Williams Scotsman Inc., 9.875% due 6/1/07...................................      1,560,000
                                                                                             ------------
                                                                                                5,762,500
                                                                                             ------------
Industrial/Manufacturing -- 5.2%

  1,000,000   Alvey Systems Inc., 11.375% due 1/31/03(a)..................................      1,016,250
  1,500,000   Axiohm Transaction Solution, 9.750% due 10/1/07(a)..........................      1,387,500
  1,750,000   Breed Technologies Inc., 9.250% 4/15/08(b)..................................        892,500
  1,250,000   Foamex L.P., 9.875% due 6/15/07(a)..........................................      1,251,563
  1,000,000   Hexcel Corp., 9.750% due 1/15/09(b).........................................      1,008,750
  1,900,000   High Voltage Engineering, 10.500% due 8/15/04(a)............................      1,807,375
  1,000,000   Jordan Industries, 10.375% due 8/1/07(a)....................................      1,025,000
  1,000,000   Jordan Telecom Products, zero coupon until 8/1/00 (11.750% thereafter) due
                8/1/07....................................................................        810,000
  2,000,000   L-3 Comms Corp., 10.375% due 5/1/07.........................................      2,207,500
    500,000   Venture Holdings Trust, 9.500% due 7/1/05...................................        487,500
                                                                                             ------------
                                                                                               11,893,938
                                                                                             ------------
Media/Telecommunications -- 12.0%

  1,250,000   Adelphia Communications, 9.875% due 3/1/07(a)...............................      1,395,313
  1,500,000   American Media Operations, Inc., 11.625% due 11/15/04(a)....................      1,606,875
    750,000   Big Flower Press, 8.875% due 7/1/07(a)......................................        753,750
  1,250,000   Big Flower Press, 8.625% due 12/1/08(a)(b)..................................      1,276,563
  2,000,000   CSC Holdings Inc., 10.500% due 5/15/16(a)...................................      2,440,000

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Media/Telecommunications -- 12.0%

$ 4,000,000       Century Communications, zero coupon due 1/15/08(a)......................   $  2,135,000
  1,050,000       Diamond Cable Co., zero coupon until 12/15/00 (11.750% thereafter)
                    due 12/15/05(a).......................................................        913,500
  2,000,000       Granite Broadcasting, 10.375% due 5/15/05(a)............................      2,070,000
  1,750,000       ICG Holding Inc., zero coupon until 9/15/00 (13.500% thereafter) due
                    9/15/05(a)............................................................      1,505,000
  1,000,000       Intermedia Communication, 8.600% due 6/1/08(a)..........................        952,500
  2,000,000       Lin Television Corp., 8.375% due 3/1/08(a)..............................      2,095,000
  1,500,000       Nextel Communications, 9.750% due 8/15/04(a)............................      1,526,250
    750,000       Nextel Communications, zero coupon until 2/15/03, (9.950% thereafter)
                    due 2/15/08...........................................................        480,000
  2,500,000       NTL Inc., zero coupon until 2/1/01 (11.500% thereafter) due 2/1/06(a)...      2,156,250
  2,000,000       Rogers Communications, 8.875% due 7/15/07(a)............................      2,100,000
    987,000       SFX Broadcasting, 10.750% due 5/15/06(a)................................      1,095,570
  2,500,000       United International Holdings, zero coupon until 2/15/03 (10.750%
                    thereafter) due 2/15/08...............................................      1,631,250
  2,250,000       Viatel Inc., zero coupon until 4/15/03 (12.500% thereafter) due 4/15/08.      1,361,250
                                                                                             ------------
                                                                                               27,494,071
                                                                                             ------------
Services/Other -- 3.8%

  2,000,000       Allied Waste North America, 7.875% due 1/1/09...........................      2,025,000
    750,000       APCOA Inc., 9.250% due 3/15/08..........................................        700,313
  1,000,000       Dyncorp Inc., 9.500% due 3/1/07(a)......................................      1,001,250
  1,000,000       Intertek Finance PLC, 10.250% due 11/1/06(a)............................        931,250
  2,000,000       Protection One Alarm Co., 8.125% due 1/15/09(b).........................      2,030,000
  2,000,000       Safety-Kleen Services, 9.250% due 6/1/08(a).............................      2,090,000
                                                                                             ------------
                                                                                                8,777,813
                                                                                             ------------
Technology/Electronics -- 0.7%

  1,500,000       Amphenol Corp., 9.875% due 5/15/07(a)...................................      1,556,250
        900 units DecisionOne Corp., zero coupon until 8/1/02 (11.50% thereafter) due
                    8/1/08(c).............................................................         31,500
                                                                                             ------------
                                                                                                1,587,750
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Transportation  -- 1.5%

$ 1,000,000   Atlantic Express, 10.750% due 2/1/04(a).....................................   $  1,027,500
  1,000,000   Holt Group, 9.750% due 1/15/06(a)(b)........................................        697,500
  2,000,000   TFM Sa De Cv, zero coupon until 6/15/02 (11.750% thereafter) due 6/15/09....      1,055,000
    750,000   TFM Sa De Cv, 10.250% due 6/15/07...........................................        637,500
                                                                                             ------------
                                                                                                3,417,500
                                                                                             ------------
Utilities -- 0.2%

    500,000   Companhia Energetica De Sao Paulo, 9.125% until 6/26/02 (9.625% thereafter)
                due 6/26/07...............................................................        327,500
                                                                                             ------------
              Total Corporate Bonds (Cost  -- $106,057,300)...............................    100,167,445
                                                                                             ------------
Sovereign Bonds -- 47.1%

Argentina -- 7.4%

 16,010,000   Republic of Argentina, Global Bond, 11.000% due 12/4/05(a)..................     14,449,025
  2,850,000   Republic of Argentina, Structured Note, 12.142% due 4/10/05(a)(d)...........      2,536,500
                                                                                             ------------
                                                                                               16,985,525
                                                                                             ------------
Brazil -- 5.1%

              Federal Republic of Brazil:
 10,490,000     Discount Bond, Series ZL, 6.125% due 4/15/24(a)(d)........................      5,821,950
  8,250,000     NMB, Series L Bearer, 6.188% due 4/15/09(a)(d)............................      4,349,297
  2,750,000     NMB, Series L Registered, 6.188% due 4/15/09(a)(d)........................      1,449,766
                                                                                             ------------
                                                                                               11,621,013
                                                                                             ------------
Bulgaria  -- 0.5%

              Republic of Bulgaria:
  1,250,000     Discount Bond, Series A, 5.875% due 7/28/24(d)............................        878,875
    500,000     FLIRB, Series A, 2.500% due 7/28/12(d)....................................        301,250
                                                                                             ------------
                                                                                                1,180,125
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Colombia -- 2.8%

              Republic of Colombia:
$   525,000     7.250% due 2/15/03........................................................   $    462,000
  1,000,000     7.270% due 6/15/03(b).....................................................        865,000
  5,475,000     10.986% due 8/13/05(a)(d).................................................      4,927,500
    200,000     7.625% due 2/15/07........................................................        163,000
                                                                                             ------------
                                                                                                6,417,500
                                                                                             ------------
Costa Rica -- 3.5%

              Costa Rica:
  6,000,000     Principal Bond, Series A, 6.250% due 5/21/10..............................      5,175,000
  3,500,000     Principal Bond, Series B, 6.250% due 5/21/15..............................      2,843,750
                                                                                             ------------
                                                                                                8,018,750
                                                                                             ------------
Croatia -- 1.1%

              Croatia:
    300,000     Series A, 5.813% due 7/31/10(d)...........................................        251,625
  2,655,330     Series B, 5.813% due 7/31/06(a)(d)........................................      2,303,499
                                                                                             ------------
                                                                                                2,555,124
                                                                                             ------------
Ecuador -- 1.3%

              Republic of Ecuador:
  2,026,106     PDI Bearer Bond, 6.000% due 2/27/15(d)(e).................................        551,103
    846,950     PDI Registered Bond, 6.000% due 2/27/15(d)(e).............................        231,323
  1,075,000     Discount Bond, 6.000% due 2/28/25(d)......................................        491,168
    400,000     IE Bond, 6.000% due 12/21/04(d)...........................................        206,000
  4,000,000     Par Bond, 3.500% due 2/28/25(d)...........................................      1,599,000
                                                                                             ------------
                                                                                                3,078,594
                                                                                             ------------
Ivory Coast -- 0.2%

  2,000,000   Ivory Coast, FLIRB, 2.000% due 3/29/18(d)...................................        540,000
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Mexico -- 6.6%

              United Mexican States:
$ 6,125,000     Global Bond, 10.375% due 2/17/09..........................................   $  5,979,531
 12,100,000     Par Bond, Series W-B, 6.250% due 12/31/19(a)(f)...........................      9,067,135
                                                                                             ------------
                                                                                               15,046,666
                                                                                             ------------
Panama -- 2.0%

              Republic of Panama:
  4,650,000     IRB, 4.000% due 7/17/14(a)(d).............................................      3,493,313
  1,473,379     PDI Bond, 5.938% due 7/17/16(a)(d)(e).....................................      1,105,035
                                                                                             ------------
                                                                                                4,598,348
                                                                                             ------------
Peru -- 1.5%

  6,000,000   Republic of Peru, PDI, 4.000% due 3/7/17(a)(d)..............................      3,528,000
                                                                                             ------------
Philippines -- 1.6%

  3,575,000   Republic of Philippines, 9.875% due 1/15/19(a)..............................      3,552,656
                                                                                             ------------
Poland -- 0.9%

  2,250,000   Republic of Poland, PDI Bond, 4.000% due 10/27/14(a)(d).....................      2,046,150
                                                                                             ------------
Russia -- 4.1%

              Russia, Global Bond:
  3,500,000     11.750% due 6/10/03(b)....................................................      1,010,625
 32,100,000     11.000% due 7/24/18.......................................................      7,663,875
  2,175,000     12.750% due 6/24/28.......................................................        592,144
  1,269,896   Russia, IAN, 5.969% due 12/15/15(b)(d)......................................        138,101
                                                                                             ------------
                                                                                                9,404,745
                                                                                             ------------
South Korea -- 1.5%

              Export-Import Bank of Korea, Global Bond:
  1,500,000     7.250% due 6/25/01........................................................      1,469,775
    350,000     6.500% due 2/10/02........................................................        334,163
  1,550,000   Korea Development Bank, Global Bond, 7.900% due 2/1/02......................      1,536,438
    165,000   Republic of Korea, 8.875% due 4/15/08.......................................        175,106
                                                                                             ------------
                                                                                                3,515,482
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

   FACE
  AMOUNT                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Venezuela -- 7.0%

              Republic of Venezuela:

$ 1,071,444     DCB Trust, Series DL, 5.938% due 12/18/07(a)(d)...........................   $    669,010
  2,500,000     Discount Bond, Series W-A, 5.813% due 3/31/20(a)(d).......................      1,553,250
  6,071,400     FLIRB, Series A, 6.125% due 3/31/07(a)(d).................................      3,728,219
 13,100,000     Global Bond, 13.625% due 8/15/18(a).......................................      9,980,890
    200,000     Global Bond, 9.125% due 6/18/07...........................................        149,000
                                                                                             ------------
                                                                                               16,080,369
                                                                                             ------------
              Total Sovereign Bonds (Cost  -- $113,492,907)...............................    108,169,047
                                                                                             ------------

Loan Participations -- 8.3%

 18,235,290   Kingdom of Morocco, Tranche B, 6.063% due 1/1/04 (Morgan Guaranty Trust
                Company of New York, Morgan Stanley Emerging Markets Inc.)(d)(g)..........     15,203,673
 25,375,000   Russia, Principal Loan, 5.969% due 12/15/20 (Chase Manhattan, Bank of
                America, ING Securities, J.P. Morgan, Union Bank of
                Switzerland)(d)(g)(h).....................................................      1,807,969
    627,272   The People's Democratic Republic of Algeria, Tranche A, 7.188% due 3/4/00
                (Chase Manhattan)(d)(g)...................................................        526,909
  1,254,545   The People's Democratic Republic of Algeria, Tranche 1, 6.375% due 9/4/06
                (Chase Manhattan)(d)(g)...................................................        545,727
  2,500,000   The People's Democratic Republic of Algeria, Tranche 3, 6.375% due 3/4/10
                (Chase Manhattan)(d)(g)...................................................      1,050,000
                                                                                             ------------
              Total Loan Participations (Cost  -- $34,353,306)............................     19,134,278
                                                                                             ------------
  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Preferred Stock  -- 0.3%

  1,000,000   APP Finance (II) Mauritius Ltd., Series A, 12.000%(d).......................        490,000
              TCR Holding Corp.:
      4,091     Class B...................................................................            240
      2,250     Class C...................................................................            126
      5,932     Class D...................................................................            374
     12,271     Class E...................................................................            773
      1,132   Viatel, Inc., Convertible, Series A, 10.000%(e).............................        118,882
                                                                                             ------------
              Total Preferred Stock (Cost  -- $1,076,902).................................        610,395
                                                                                             ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

February 26, 1999

  SHARES                                        SECURITY                                        VALUE
---------------------------------------------------------------------------------------------------------
Warrants and Rights(I) -- 0.6%
      1,000   Glasstech Inc. (Exercise Price of $0.01 per share expiring on 6/30/04. Each
                warrant exercisable for 0.125 shares of common stock.)....................   $        500
      5,000   In Flight Phone (Exercise price of $0.01 per share expiring on 8/31/02. Each
                warrant exercisable for one share of common stock.).......................             --
     18,975   Republic of Argentina (Exercise price of 93.30% plus accrued interest per
                1,000 bonds, expiring on 12/3/99.)........................................        455,400
      8,000   Terex Corporation Stock Appreciation Rights (Expiring 5/15/02)..............        136,000
      6,000   United International Holdings (Exercise price of $15 per share expiring on
                11/15/99. Each warrant exercisable for 4.535 shares of common stock.).....        396,000
      8,975   United Mexican States (Exchangeable into Mexican Global Bonds, expiring on
                2/18/00)..................................................................        280,469
      3,000   Wireless One Inc. (Exercise price of $11.55 per share. Each warrant
                exercisable for one share of common stock.)...............................            750
                                                                                             ------------
              Total Warrants and Rights (Cost  -- $459,003)...............................      1,269,119
                                                                                             ------------
              Total Investments  -- 100% (Cost  -- $255,439,418*).........................   $229,350,284
                                                                                             ------------
                                                                                             ------------

--------------------------------------------------------------------------------
(a) All or a portion of the security is segregated as collateral pursuant to a loan agreement.

(b) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(c) Each unit is comprised of a $1,000 par value Senior Note due 8/1/08 and a warrant to purchase 1.9 shares of common stock at $23 per share expiring 8/1/07.

(d) Rate shown reflects current rate on instrument with variable rate or step coupon rates.

(e) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

(f) Includes recovery rights.

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Security is currently in default.

(i) Non-income producing security.

*   Aggregate cost for Federal income tax purposes is substantially the same.

DCB   -- Debt Conversion Bond.                        IAN  -- Interest in Arrears Note.
IE    -- Interest Equalization.                       IRB  -- Interest Reduction Bond.
FLIRB -- Front Loaded Interest Reduction Bond.        NMB  -- New Money Bond.
                                                      PDI  -- Past Due Interest.

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Statement of Assets and Liabilities (unaudited)
February 26, 1999

ASSETS:
    Investments, at value (Cost  -- $255,439,418)............................................   $229,350,284
    Interest receivable......................................................................      5,400,645
    Receivable for securities sold...........................................................      2,074,947
    Prepaid expenses.........................................................................          1,779
                                                                                                ------------
    TOTAL ASSETS.............................................................................    236,827,655
                                                                                                ------------
LIABILITIES:
    Loan payable (Note 4)....................................................................     75,000,000
    Loan interest payable (Note 4)...........................................................      1,784,896
    Due to custodian.........................................................................        482,012
    Management fees payable..................................................................        126,951
    Payable for securities purchased.........................................................         48,059
    Accrued expenses.........................................................................        168,826
                                                                                                ------------
    TOTAL LIABILITIES........................................................................     77,610,744
                                                                                                ------------
TOTAL NET ASSETS.............................................................................   $159,216,911
                                                                                                ------------
                                                                                                ------------
NET ASSETS:
    Common Stock ($0.001 par value, 100,000,000 shares authorized; 14,674,311 shares
     outstanding)............................................................................   $     14,674
    Additional paid-in capital...............................................................    204,532,029
    Overdistributed net investment income....................................................        (58,035)
    Accumulated net realized loss from security transactions.................................    (19,182,623)
    Net unrealized depreciation of investments...............................................    (26,089,134)
                                                                                                ------------
TOTAL NET ASSETS.............................................................................   $159,216,911
                                                                                                ------------
                                                                                                ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK ($159,216,911 [div] 14,674,311 shares
  outstanding)...............................................................................         $10.85
                                                                                                ------------
                                                                                                ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Statement of Operations (unaudited)
For the Six Months Ended February 26, 1999

INVESTMENT INCOME:
    Interest.................................................................................   $ 15,837,046
                                                                                                ------------
EXPENSES:
    Interest expense (Note 4)................................................................      2,171,615
    Management fees (Note 2).................................................................        847,170
    Custodian................................................................................         35,310
    Transfer agent...........................................................................         21,553
    Directors' fees and expenses (Note 2)....................................................         16,384
    Shareholder annual meeting...............................................................         12,260
    Listing fee..............................................................................         11,886
    Shareholder communications...............................................................         10,788
    Legal....................................................................................          6,217
    Audit and tax services...................................................................          4,168
    Amortization of deferred organization costs (Note 1).....................................          3,479
    Other....................................................................................          8,838
                                                                                                ------------
    TOTAL EXPENSES...........................................................................      3,149,668
                                                                                                ------------
NET INVESTMENT INCOME........................................................................     12,687,378
                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Net Realized Loss From Security Transactions (excluding short-term securities):
        Proceeds from sales..................................................................    147,376,020
        Cost of securities sold..............................................................    161,742,341
                                                                                                ------------
    NET REALIZED LOSS........................................................................    (14,366,321)
                                                                                                ------------
    Change in Net Unrealized Depreciation of Investments:
        Beginning of period..................................................................    (57,768,610)
        End of period........................................................................    (26,089,134)
                                                                                                ------------
    DECREASE IN NET UNREALIZED DEPRECIATION..................................................     31,679,476
                                                                                                ------------
NET GAIN ON INVESTMENTS......................................................................     17,313,155
                                                                                                ------------
INCREASE IN NET ASSETS FROM OPERATIONS.......................................................   $ 30,000,533
                                                                                                ------------
                                                                                                ------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Statements of Changes in Net Assets
For the Six Months Ended February 26, 1999 (unaudited) and the Year Ended August 31, 1998

                                                                                 FEBRUARY 26       AUGUST 31
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income....................................................   $  12,687,378    $  22,512,979
    Net realized gain (loss).................................................     (14,366,321)       1,510,650
    (Increase) decrease in net unrealized depreciation.......................      31,679,476      (81,994,340)
                                                                                -------------    -------------
    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........................      30,000,533      (57,970,711)
                                                                                -------------    -------------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
    Net investment income....................................................     (14,045,848)     (23,476,177)
    Net realized gains.......................................................              --       (7,150,029)
    Excess of net realized capital gains.....................................              --       (4,816,302)
                                                                                -------------    -------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS................     (14,045,848)     (35,442,508)
                                                                                -------------    -------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued in reinvestment of distributions (105,157 and
      62,020
      shares issued).........................................................       1,132,804          807,789
                                                                                -------------    -------------
INCREASE (DECREASE) IN NET ASSETS............................................      17,087,489      (92,605,430)
NET ASSETS:
    Beginning of period......................................................     142,129,422      234,734,852
                                                                                -------------    -------------
    END OF PERIOD*...........................................................   $ 159,216,911    $ 142,129,422
                                                                                -------------    -------------
                                                                                -------------    -------------
*Includes undistributed (overdistributed) net  investment income of..........        $(58,035)      $1,300,435
                                                                                -------------    -------------
                                                                                -------------    -------------

Statement of Cash Flows (unaudited)
For the Six Months Ended February 26, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Proceeds from sales of portfolio securities..............................................   $ 148,442,702
    Purchases of portfolio securities........................................................    (147,563,630)
    Net sales of short-term securities.......................................................       1,625,000
                                                                                                -------------
                                                                                                    2,504,072
    Net investment income....................................................................      12,687,378
    Accretion of discount on securities......................................................      (3,164,723)
    Capitalized income on payment-in-kind securities.........................................        (818,579)
    Amortization of deferred organization costs (Note 1).....................................           3,479
    Net change in receivables/payables related to operations.................................       1,218,477
                                                                                                -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES................................................      12,430,104
                                                                                                -------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of distributions.............................       1,132,804
    Distributions paid.......................................................................     (14,045,848)
                                                                                                -------------
    NET CASH USED BY FINANCING ACTIVITIES....................................................     (12,913,044)
                                                                                                -------------
Net Decrease in Cash.........................................................................        (482,940)
Cash, Beginning of Period....................................................................             928
                                                                                                -------------
DUE TO CUSTODIAN, END OF PERIOD..............................................................   $    (482,012)
                                                                                                -------------
                                                                                                -------------

--------------------------------------------------------------------------------
                       See notes to financial statements.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Notes to Financial Statements (unaudited)

Note 1. Significant Accounting Policies

Global Partners Income Fund Inc. ('Fund') was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Fund commenced operations on October 29, 1993.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Investment transactions are
recorded on the trade date. Interest income is accrued on a daily basis. Market discount on securities purchased is accreted on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

FEDERAL INCOME TAXES.   The Fund has complied and intends to continue to comply
with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its income and capital gains, if any, to its shareholders. Therefore, no federal income tax or excise tax provision is required.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

DIVIDENDS AND DISTRIBUTIONS.   The Fund declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sale and post-October losses. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

UNAMORTIZED ORGANIZATION EXPENSES.   Organization expenses amounting to $113,655
were incurred in connection with the organization of the Fund. These costs have been deferred and amortized ratably over a five-year period from commencement of operations. As of February 26, 1999, the amortization of the deferred organization costs had been completed.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends from net investment income and net realized gains from investment transactions. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discount on debt obligations. For the six months ended February 26, 1999, the Fund paid interest expense of $2,358,984.

YEAR END TAX RECLASSIFICATIONS.   The character of income and gains to be
distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 1998, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Note 2. Management and Advisory Fees and Other Transactions

The Fund has entered into a management agreement with Value Advisors LLC ('Investment Manager'), a subsidiary of PIMCO Advisors L.P. ('PIMCO'), pursuant to which the Investment Manager, among other things, supervises the Fund's investment program and monitors the performance of the Fund's service providers. The agreement with the Investment Manager was approved by shareholders at a special meeting held on October 14, 1997, and has been in effect since the closing of the sale of the Investment Manager by Oppenheimer Group Inc. to PIMCO, which occurred on November 4, 1997. The Investment Manager was the transferee of the investment management responsibilities for the Fund which were previously provided by Advantage Advisers, Inc.

The Investment Manager and the Fund have entered into an investment advisory and administration agreement with Salomon Brothers Asset Management Inc ('Investment Adviser'), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), pursuant to which the Investment Adviser provides investment advisory and administrative services to the Fund. The Investment Adviser is responsible on a day-to-day basis for the management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities and is responsible for day-to-day administration of the Fund. The Investment Adviser has delegated certain administrative services to SSBC Fund Management Inc. ('SSBC'), formerly known as Mutual Management Corp., an affiliate of the Investment Adviser, pursuant to a Sub-Administration Agreement between the Investment Adviser and SSBC.

The Fund pays the Investment Manager a monthly fee at an annual rate of 1.10% of the Fund's average weekly net assets for its services, out of which the Investment Manager pays the Investment Adviser a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets for its services.

At February 26, 1999, the Investment Adviser owned 4,587 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Investment Manager or the Investment Adviser.

The Fund pays each Director not affiliated with the Investment Manager or the Investment Adviser a fee of $5,000 per year, $700 for attendance at each board meeting, $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

Note 3. Portfolio Activity

Purchases and sales of investment securities, other than short-term investments, for the six months ended February 26, 1999, aggregated $147,611,689 and $147,376,020, respectively. The federal

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

income tax cost basis of the Fund's investments at February 26, 1999 was substantially the same as the cost basis for financial reporting. Gross unrealized appreciation and depreciation amounted to $8,486,676 and $34,575,810, respectively, resulting in net unrealized depreciation of $26,089,134.

Note 4. Bank Loan

The Fund has outstanding a $75,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate on the loan is equal to six-month LIBOR plus 0.4375% and the maturity date is April 1, 1999. The collateral for the loan was valued at $137,934,679 on February 26, 1999 and is being held in a segregated account by the Fund's custodian. In accordance with the terms of the loan agreement, the Fund must maintain a level of collateral to debt of at least 150%. The loan was renewed on April 1, 1999 with an interest rate equal to six month LIBOR plus 2.00% and a maturity date of April 30, 1999.

Note 5. Loan Participations

The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. The market value of the Fund's loan participations at February 26, 1999 was $19,134,278.

In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Note 6. 'When and If' Issued Bonds

'When and if' issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a 'when and if' issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the 'when and if' issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in 'when and if' issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Note 7. Credit Risk

The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of sovereign bonds and loan participations held by the Fund.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

Note 8. Dividends Subsequent to February 26, 1999

On March 1 and April 1, 1999, the Board of Directors of the Fund declared a dividend from net investment income, each in the amount of $0.11875 per share, payable on March 26 and April 23, 1999, to shareholders of record on March 16 and April 13, 1999, respectively.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Financial Highlights

Data for a share of common stock outstanding throughout each fiscal year ended August 31, except where noted:

                                     1999(1)        1998         1997         1996         1995       1994(2)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD............    $   9.76     $  16.18     $  13.88     $  11.11     $  12.01     $  14.02
                                     --------     --------     --------     --------     --------     --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..........        0.87         1.55         1.55         1.70         1.54         0.97
  Net realized and unrealized
    gain (loss)..................        1.18       (5.53)         2.46         2.56        (1.02)      (1.86)
                                     --------     --------     --------     --------     --------     --------
Total Income (Loss) From
  Operations.....................        2.05       (3.98)         4.01         4.26         0.52       (0.89)
                                     --------     --------     --------     --------     --------     --------
LESS DISTRIBUTIONS FROM:
  Net investment income..........      (0.96)       (1.62)        (1.71)       (1.49)       (1.42)      (0.98)
  Excess of net investment
    income.......................          --           --           --           --           --       (0.02)
  Net realized gains.............          --       (0.49)           --           --           --       (0.07)
  Excess of net realized capital
    gains........................          --       (0.33)           --           --           --           --
                                     --------     --------     --------     --------     --------     --------
Total Distributions..............      (0.96)       (2.44)        (1.71)       (1.49)       (1.42)      (1.07)
                                     --------     --------     --------     --------     --------     --------
OFFERING COSTS ON ISSUANCE OF
  COMMON STOCK...................          --           --           --           --           --       (0.05)
                                     --------     --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD...    $  10.85     $   9.76     $  16.18     $  13.88     $  11.11     $  12.01
                                     --------     --------     --------     --------     --------     --------
                                     --------     --------     --------     --------     --------     --------
MARKET VALUE, END OF PERIOD......    $ 11.125     $ 8.5625     $15.4375     $  13.25     $ 11.125     $  11.75
TOTAL RETURN, BASED ON MARKET
  VALUE(3).......................      41.91%     (34.35)%       31.28%       34.22%        8.01%      (9.02)%'DD'
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including
    interest expense.............       4.07%'D'     3.54%        3.55%        4.19%        4.85%        2.77%'D'
  Total expenses, excluding
    interest expense (operating
    expenses)....................       1.26%'D'     1.31%        1.31%        1.32%        1.39%        1.38%'D'
  Net investment income..........      16.38%'D'    10.56%       10.14%       13.51%       14.10%        9.05%'D'
PORTFOLIO TURNOVER RATE..........         65%         144%         107%          92%          85%          12%
NET ASSETS, END OF PERIOD
  (000)..........................    $159,217     $142,129     $234,735     $201,398     $161,178     $174,252
Bank Loans Outstanding, End of
  Period (000)...................    $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000
Weighted Average Bank Loans
  (000)..........................    $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 75,000     $ 47,272
Weighted Average Interest Rate on
  Bank Loans.....................       5.90%'D'     6.34%        6.65%        6.99%        7.34%        5.44%'D'
--------------------------------------------------------------------------------------------------------------

(1) For the six months ended February 26, 1999 (unaudited).

(2) For the period October 29, 1993 (commencement of investment operations) through August 31, 1994.

(3) For purposes of this calculation, dividends on common shares are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded. This calculation is not annualized.

 'DD' Return calculated based on beginning of period price of $14.02 (initial offering price of $15.00 less sales load of $0.98) and end of period market value of $11.75 per share. This calculation is not annualized.

 'D'  Annualized.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Selected Quarterly Financial Information (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                                             NET REALIZED GAIN
                                                                                              (LOSS) & CHANGE
                                                                                             IN NET UNREALIZED
                                                                     NET INVESTMENT            APPRECIATION
                                                                         INCOME               (DEPRECIATION)
                                                                 ----------------------    ---------------------
QUARTERS ENDED*                                                  TOTAL      PER SHARE       TOTAL      PER SHARE
----------------------------------------------------------------------------------------------------------------
November 30, 1996.............................................   $6,038       $ 0.42       $ 18,781     $  1.29
February 28, 1997.............................................    5,658         0.39         10,982        0.76
May 31, 1997..................................................    5,426         0.37         (1,100)      (0.07)
August 31, 1997...............................................    5,440         0.37          6,991        0.48
November 30, 1997.............................................    5,502         0.38         (8,712)      (0.60)
February 27, 1998.............................................    5,521         0.38          5,620        0.39
May 29, 1998..................................................    5,518         0.38         (5,824)      (0.40)
August 31, 1998...............................................    5,972         0.41        (71,568)      (4.92)
November 30, 1998.............................................    6,790         0.46         26,849        1.84
February 26, 1999.............................................    5,897         0.41         (9,536)      (0.66)
----------------------------------------------------------------------------------------------------------------

* Totals expressed in thousands of dollars except per share amounts.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Additional Shareholder Information (unaudited)

On December 10, 1998, the Annual Meeting of the Fund's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Heath B. McLendon, Dr. Riordan Roett and Charles F. Barber as directors of the Fund; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Fund's independent accountants for the fiscal year ended August 31, 1999.

     The results of the vote on Proposal 1 were as follows:

                                                                          % OF SHARES    VOTES     % OF SHARES
NAME OF DIRECTORS                                           VOTES FOR        VOTED       AGAINST      VOTED
--------------------------------------------------------------------------------------------------------------
Heath B. McLendon                                           13,173,807       99.3%       96,959        0.7%
Dr. Riordan Roett                                           13,172,830       99.3%       97,936        0.7%
Charles F. Barber                                           13,174,211       99.3%       96,555        0.7%
--------------------------------------------------------------------------------------------------------------

     The results of the vote on Proposal 2 were as follows:

                                               % OF SHARES    VOTES     % OF SHARES      VOTES      % OF SHARES
                 VOTES FOR                        VOTED       AGAINST      VOTED       ABSTAINED     ABSTAINED
---------------------------------------------------------------------------------------------------------------
                 13,134,327                       99.0%       40,505        0.3%         95,934         0.7%
---------------------------------------------------------------------------------------------------------------

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by the Investment Adviser depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the Investment Adviser's provision of investment advisory services, including handling of securities trades, pricing and account services. The Investment Adviser has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, the Investment Adviser has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Investment Adviser or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

PURSUANT TO CERTAIN RULES OF THE SECURITIES AND EXCHANGE COMMISSION, THE FOLLOWING ADDITIONAL DISCLOSURE IS PROVIDED.

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan

1. Each shareholder initially purchasing shares of common stock ('Shares') of Global Partners Income Fund Inc. ('Fund') on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan ('Plan'), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ('Agent'). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of 'street name' and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a 'Participant.' The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a 'market premium'), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a 'market discount'), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a 'Trading Day') preceding the payment date for the dividend or distribution. For purposes herein, 'market price' will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

such purchases will, in any event, terminate on the Trading Day prior to the 'ex-dividend' date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants' accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any dividend or distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

Form of Terms and Conditions of Amended and Restated Dividend
Reinvestment and Cash Purchase Plan  (continued)

applied to any voluntary cash payments made and any income dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the income dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ('Nominee Holders'), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

G L O B A L       P A R T N E R S       I N C O M E       F U N D        I N C .

DIRECTORS

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

WILLIAM D. CVENGROS
     Co-Chairman of the Board;
     Chief Executive Officer and
     President of Value Advisors LLC and
     Chief Executive Officer and
     President of PIMCO Advisors L.P.

LESLIE H. GELB
     President, The Council on Foreign Relations

HEATH B. MCLENDON
     Co-Chairman of the Board;
     Managing Director, Salomon Smith Barney Inc.
     President and Director, Mutual Management
     Corp. and Travelers Investment Advisers, Inc.;
     Chairman, Smith Barney Strategy Advisors Inc.

RIORDAN ROETT
     Professor and Director, Latin American
     Studies Program, Paul H. Nitze
     School of Advanced International Studies,
     Johns Hopkins University

JESWALD W. SALACUSE
     Henry J. Braker Professor of Commercial Law, and formerly Dean, The Fletcher School of
     Law & Diplomacy Tufts University

OFFICERS

WILLIAM D. CVENGROS
     Co-Chairman of the Board

HEATH B. MCLENDON
     Co-Chairman of the Board

STEPHEN J. TREADWAY
     President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

THOMAS K. FLANAGAN
     Executive Vice President

NEWTON B. SCHOTT
     Executive Vice President

BETH A. SEMMEL
     Executive Vice President

PETER J. WILBY
     Executive Vice President

ANTHONY PACE
     Assistant Controller

CHRISTINA T. SYDOR
     Secretary

GLOBAL PARTNERS
INCOME FUND INC.

     7 World Trade Center
     New York, New York 10048
     Telephone 1-888-777-0102

INVESTMENT MANAGER
     Value Advisors LLC
     800 Newport Center Drive
     Suite 100
     Newport Beach, California 92660

INVESTMENT ADVISER
     Salomon Brothers Asset Management Inc
     Seven World Trade Center
     New York, New York 10048

CUSTODIAN
     The Chase Manhattan Bank
     Four Metrotech Center
     Brooklyn, New York 11245

DIVIDEND DISBURSING AND TRANSFER AGENT
     American Stock Transfer & Trust Company
     40 Wall Street
     New York, New York 10005

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
     GDF

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

GLOBAL PARTNERS
INCOME FUND INC.



SEMI-ANNUAL REPORT

FEBRUARY 26, 1999



AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005



       ---------------------
            BULK RATE
           U.S. POSTAGE
               PAID
         STATEN ISLAND, NY
            PERMIT No.
               169
       ---------------------





                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as .................................   'D'
The double dagger symbol shall be expressed as...........................  'DD'
The division sign shall be expressed as ................................. [div]